UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

Imprimis Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 350
San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 704-4040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

On March 21, 2017, Imprimis Pharmaceuticals, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreement”) with two accredited investors (the “Investors”), which provides for the sale by the Company of 1,312,000 shares of its common stock, par value $0.001 per share (the “Shares”), at a price of $2.40 per Share for aggregate gross proceeds of $3,148,800 (the “Offering”). At the closing of the Offering (the “Closing”), the Company will pay National Securities Corporation, in consideration for its services as placement agent for the Offering, a cash amount equal to 6% of the gross proceeds from the sale of the Shares. The Closing is expected to take place on or about March 27, 2017, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to the Company’s Prospectus, dated September 29, 2014, and Prospectus Supplement thereto as a takedown from the Company’s effective shelf registration statement on Form S-3 (File No. 333-198675), declared effective by the Securities and Exchange Commission on September 29, 2014. The legal opinion of Golenbock Eiseman Assor Bell & Peskoe LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The form of Purchase Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing is only a brief description of the material terms of the Purchase Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Purchase Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 — Other Events

On March 22, 2017, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Golenbock Eiseman Assor Bell & Peskoe LLP

10.1	Form of Securities Purchase Agreement, dated March 21, 2017, between the Registrant and the Investors

23.1	Consent of Golenbock Eiseman Assor Bell & Peskoe LLP (included as part of Exhibit 5.1)

99.1	Press Release issued by the Registrant on March 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imprimis Pharmaceuticals, Inc.

Date: March 22, 2017	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer